Income Taxes (Notes)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

The components of the Company’s net deferred income taxes are as follows (rounded):

	Twelve Months Ended December 31,
	2012	2011
Deferred tax assets:
Net operating loss carry forwards	$8,457,000	$6,836,000
Accrued expenses	32,000	37,000
Depreciation and amortization	19,000	(2,000)
Stock option and warrant expenses	51,000	3,000
Other	2,000	10,000
Gross deferred income tax assets	8,561,000	6,884,000
Valuation allowance	(8,561,000)	(6,884,000)
Total deferred income tax assets	$—	$—

The following summary reconciles differences from taxes at the federal statutory rate with the effective rate:

	Twelve Months Ended December 31,
	2012	2011
Federal income tax at statutory rates	(34.0)%	(34.0)%
Change in deferred tax asset valuation allowance	35.9%	39.8%
Deferred state taxes	(3.5)%	(3.8)%
Non-deductible expenses:
Meals & entertainment	0.2%	0.1%
Other	1.4%	(2.1)%
Income taxes (benefit) at effective rates	—%	—%

The Company has incurred net losses since inception. At December 31, 2012, the Company had approximately $22,526,000 in net operating loss carryforwards for U.S. federal and state income tax purposes that expire in various amounts between the years of 2026 and 2032. The Company's ability to deduct its historical net operating losses may be limited in the future due to IRC Section 382 limitations as a result of the substantial issuances of common stock in 2012. The change in valuation allowance for the years ended December 31, 2012 and 2011 was an increase of $1,677,000 and $1,583,000, respectively, resulting primarily from net operating losses generated during the periods.